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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 19, 2005

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                              NeoMagic Corporation
             (Exact name of registrant as specified in its charter)

           Delaware                     000-22009                 77-0344424
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(State or other jurisdiction of  (Commission File Number)       (IRS Employer
        incorporation)                                       Identification No.)

3250 Jay Street, Santa Clara, California                     95054
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(Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (408) 988-7020

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02  Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

(b) On April 22, 2005, NeoMagic Corporation issued a press release announcing that Prakash Agarwal has resigned as president, chief executive officer and director of NeoMagic. This action was effective April 19, 2005.

(c) In the press release, NeoMagic also announced that it had appointed Doug Young as its president and chief executive officer, and as a director. This action was effective April 19, 2005.

Mr. Young, who is 59 years old, joined NeoMagic in February of 2004. Mr. Young was promoted to VP Worldwide Sales in January 2005. From April 2000 until joining NeoMagic, Mr. Young was Senior Vice President of Worldwide Sales at Planetweb, Inc., an unaffiliated entity that is a provider of embedded multimedia application and browser software for consumer electronics devices. At Planetweb, Mr. Young worked with customers such as Samsung, Sharp, Philips and other large OEMs. Mr. Young has managed sales in many different environments ranging between large systems enterprise sales to the 'Fortune 500' and ODM and OEM sales in the consumer electronics market. He has over 25 years experience working for companies such as IBM, Storage Technology Corporation, Unilease Computer Corporation, Data General and Hitachi Data Systems. He has worked in hardware and software sales, and he was President and CEO of a computer and satellite leasing company. Mr. Young has a Bachelors of Arts Degree from Princeton University and a Masters Degree in Business Administration from The Stern School of Business at New York University.

(d)  Section (c) is incorporated herein by reference.

The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1     Press Release of NeoMagic Corporation dated April 22, 2005.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NeoMagic Corporation
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                                             (Registrant)

Date: April 22, 2005                          /s/ Scott Sullinger
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                                                       Scott Sullinger
                                                   Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.   Description

99.1          Press Release of NeoMagic Corporation dated April 22, 2005.